SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (D) of the
                        Securities Exchange Act of 1934

Date  of  Report
(Date  of  earliest  event  reported):  October  14,  2002


                          Life Partners Holdings, Inc.
             (Exact name of registrant as specified in its charter)

  Massachusetts                     0-7900                       74-2962475
  ------------                ---------------             ---------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204 Woodhew, Waco, Texas 76712
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code:  (254) 751-7797
                                                            --------------

Item  5.  Other  Events.
------------------------

     On October 14, 2002, Life Partners issued a press release announcing its revenues for the six months ended August 31, 2002. The press release is filed as an exhibit to this current report.

Item  7.  Financial  Statements  And  Exhibits.
-----------------------------------------------

     (c)  Exhibit:
     See Exhibit Index following the signature page of this report, which is incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  October  15,  2002            By:/s/Nina Piper
                                        ----------------------------------------
                                        Nina  Piper
                                        (Principal  Accounting  Officer)

                                  EXHIBIT INDEX

     Exhibit  99.1     Press  Release  dated  October  15,  2002

Exhibit  99.1

                      LIFE PARTNERS ANNOUNCES INCREASE IN
                            2Q AND 6 MONTH REVENUES


   -Revenues Increase 127% and 174% Respectively - Profitability Achieved During Both Periods-

Waco, Texas, October 14, 2002Life Partners Holdings, Inc. (OTC\BB: LPHI) today announced that revenues for its Second Quarter ended August 31, 2002 of $2,716,019, representing an increase of 127% over the same period in 2001. Net Income After Taxes for the same Second Quarter totaled $256,646, or $0.03 per share versus a loss of ($201,935) or ($0.02) per share for the comparative period ended August 31, 2001.

Results for the three months ended August 31, 2002 reflect a 112% increase in the number of life settlements transacted during the quarter as well as an increase in average revenue realized per settlement. Expenses included a non-recurring item equal to earnings of approximately $0.01 per share. Revenues for the six months totaled $4,756,167 representing an increase of a 174% versus revenues of $1,700,535 for the comparative six month period ended August 31, 2001. Net After Tax Income totaled $467,520 for the six month period ended August 31, 2002, compared to a loss of ($685,953) or ($0.08) per share for the same period in 2001.

Brian Pardo, Chairman and CEO of Life Partners Holdings, Inc. said, "I am extremely pleased with the operating results we achieved during our second quarter and the first half of our fiscal year. As we have previously reported, these results reflect the substantial growth not only within our traditional client base of accredited investors, but also an increasing demand for our services among institutional and foreign investors."

Life Partners is a licensed provider of viatical and senior settlements, collectively referred to as Rated Assignments for Value (RAVs). Since its incorporation in 1991, Life Partners Holdings, Inc. has successfully arranged over 4,400 of these transactions for its client base of over 10,000 individuals and institutions.

Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

                                  ************
                        For further information contact:
                  Dana Yarbrough/Life Partners Holdings, Inc.
                                  800-368-5569
                     e-mail: dyarbrough@lifepartnersinc.com